                                                                                                                                         Exhibit 4-B

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                                                                            CONECTIV

                                                         SUPPLEMENTAL INDENTURE NO. 1

                                                                     Dated as of June 1, 2002

                                   WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION

                                       (formerly First Union Trust Company, National Association)

                                                                                Trustee

                                                                    _________________

                                                Supplemental to Indenture, dated as of May 17, 1999

                                                                   __________________

                                  Establishing Series of Securities Designated 5.30% Notes due 2005

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          This SUPPLEMENTAL INDENTURE NO. 1, dated as of June 1, 2002 between Conectiv, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its principal office at 800 King Street, Wilmington, Delaware
19899, and Wachovia Trust Company, National Association (formerly First Union Trust
Company, National Association), a national banking association, organized and existing under the laws of the United States of America, as trustee (hereinafter called the "Trustee") under the
Indenture, dated as of May 17, 1999 (hereinafter called the "Original Indenture"), this
Supplemental Indenture No. 1 being supplemental thereto. The Original Indenture and any and all indentures and other instruments supplemental thereto including this Supplemental Indenture
No. 1 are hereinafter sometimes collectively called the "Indenture".

                                                        RECITALS OF THE COMPANY

          The Company duly authorized, executed and delivered the Original Indenture to provide for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated therein.

          The Company has heretofore established, by Officer's Certificate dated as of May 17,
1999, a series of Securities designated Medium-Term Notes, Series A, and has issued and sold
Securities of such series in the aggregate principal amount of $250,000,000, of which
$150,000,000 in aggregate principal amount remains outstanding.

          The Company desires to establish a new series of Securities and has duly authorized the execution and delivery of this Supplemental Indenture No. 1 to establish the Terms of the
Securities of such series and provide for other matters with respect thereto.

          All things necessary to make this Supplemental Indenture No. 1 a valid agreement of the
Company have been done.

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 1 WITNESSETH:

                                                                  ARTICLE 1

                                                       Securities of Series No. 2

          SECTION 1.01.          Terms of Securities.

         Set forth below in this Article 1 are the terms and characteristics of the series of Securities established hereby referred to in clauses (1) through (20) in the second paragraph of Section 2.01 of the Original Indenture (the numbered clauses set forth herein corresponding to such clauses in said Section 2.01).

          (1)          the title of the Securities of such series, being Series No. 2 under the Indenture, shall be 5.30% Notes due 2005 (the Securities of such series, for purposes of this Supplemental
Indenture No. 1, being sometimes hereinafter called the "Notes");

          (2)          the aggregate principal amount of Notes which may be authenticated and delivered under the Indenture shall not be limited, and the Company may issue additional Notes of such series, from time to time after the initial issuance of Notes of such series, including without limitation the Exchange Notes contemplated by Section 3.02(f) hereof;

          (3)          the date on which the principal of the Notes shall be payable shall be June 1,
2005;

          (4)          the Notes shall bear interest at the rate of 5.30% per annum, provided, that such rate of interest shall be subject to increase when, as and to the extent provided in the Registration
Rights Agreement (as hereinafter defined); and interest shall accrue on the Notes from June 4,
2002 or the most recent date to which interest has been paid or duly provided for; the Interest
Payment Dates on the Notes shall be June 1 and December 1 of each year, commencing
December 1, 2002; and the regular record date with respect to each such Interest Payment Date shall be the close of business on the May 15 or November 15, as the case may be, immediately preceding such Interest Payment Date (whether or not a Business Day);

          (5)          the corporate trust office of Wachovia Trust Company, National Association in
Wilmington, Delaware shall be the place at which the principal of, and interest on the Notes at maturity shall be payable upon presentment, (interest prior to maturity to be paid as specified in the form of Note attached hereto), and Wachovia Trust Company, National Association shall be the Security Registrar and the Paying Agent for the Notes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates supplemental to this
Supplemental Indenture No. 1, any such place or such Security Registrar or such Paying Agent;
and provided, further, that the Company reserves the right to designate, by one or more Officer's
Certificates supplemental to this Supplemental Indenture No. 1, its principal corporate office in
Wilmington, Delaware as any such place or itself as the Security Registrar;

          (6)          (inapplicable);

          (7)          (inapplicable);

          (8)          the Notes shall be issued in denominations of $1,000 and any integral multiple thereof;

          (9)          (inapplicable);

          (10)         (see Article 2 hereof);

          (11)         (inapplicable);

          (12)         (inapplicable);

          (13)         (inapplicable);

          (14)         (inapplicable);

          (15)         the Notes shall be substantially in the form of the form of Note attached hereto as
Exhibit A, which is hereby authorized and approved, and shall have such further terms as set forth in such form;

          (16)         (inapplicable);

          (17)         (see Article 3 hereof);

          (18)         inapplicable; no service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such transfer or exchange;

          (19)         (inapplicable); and

          (20)         (see Articles 2 and 3 hereof and Exhibit A hereto)

                                                                     ARTICLE 2

                                                             Additional Covenants

          SECTION 2.01.          Defeasance.

          If the Company shall make any deposit of money and/or U.S. Government Obligations with respect to any Notes, or any portion of the principal amount thereof, as contemplated by
Section 7.01 of the Original Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 7.01 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                    (i)          an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying
           Agent such additional sums of money, if any, or additional U.S. Government Obligations
           (meeting the requirements of Section 7.01 of the Original Indenture), if any, or any
           combination thereof, at such time or times, as shall be necessary, together with the money and/or U.S. Government Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 7.01;
          provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing showing the calculation thereof (which shall be obtained at the expense of the Company); or

                    (ii)         an Opinion of Counsel to the effect that the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United
          States federal income tax purposes as a result of the satisfaction and discharge of the
          Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

          SECTION 2.02.          Limitation of Secured Debt.

                    (i)           So long as any of the Notes shall remain outstanding, the Company shall not create, issue, incur or assume any Secured Debt without the consent of the Holders of a majority in principal amount of the outstanding Securities of all series (including the Notes) with respect to which this covenant is specified as contemplated by Section 2.01 of the Original
Indenture, considered as one class (all such Securities being hereinafter called the "Benefited
Securities").

                    (ii)          The provisions of subsection (i) above shall not prohibit the creation, issuance, incurrence or assumption of any Secured Debt if either:

                    (A) the Company shall make effective provision whereby all Benefited Securities then outstanding shall be secured equally and ratably with such Secured Debt; or

                    (B) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured by the Lien which secures such Secured Debt (hereinafter called "Secured Obligations") (I) in an aggregate principal amount equal to the aggregate principal amount of the Benefitted Securities then outstanding,
                    (II) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at each stated maturity of the outstanding Benefitted
                    Securities, there shall mature (or be redeemed) Secured Obligations equal in principal amount to the Securities then to mature and (III) containing, in addition to any mandatory redemption provisions applicable to all Secured Obligations outstanding under such Lien and any mandatory redemption provisions contained therein pursuant to clause (II) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Benefitted Securities or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all outstanding Benefitted Securities following an Event of
                    Default (such mandatory redemption to be rescinded upon the rescission of such acceleration); it being expressly understood that such Secured Obligations (X) may, but need not, bear interest, (Y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (Z) shall be held by the Trustee for the benefit of the Holders of all Benefitted Securities from time to time outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations.

                    (iii) If the Company shall elect either of the alternatives described in subsection (ii)
above, the Company shall deliver to the Trustee:

                    (A) an indenture supplemental to the Indenture (I) together with appropriate inter-creditor arrangements, whereby all Benefitted Securities then outstanding shall be secured equally and ratably with such Secured Debt or (II) providing for the delivery to the Trustee of Secured Obligations and, in the case of either (I) or (II)
                    above, containing such additional provisions as shall be deemed necessary, desirable or appropriate in the circumstances which may include provisions for the resignation of the Trustee and the appointment of a separate successor trustee under the
                    Indenture with respect to one or more (but less than all) series of Securities then outstanding;

                    (B) an Officer's Certificate stating (I)  that, to the knowledge of the signer, (1) no
                    Event of Default has occurred and is continuing and (2) no event has occurred and is continuing which entitles the secured party under such Lien to accelerate the maturity of the indebtedness outstanding thereunder and (II)  the aggregate principal amount of indebtedness issuable, and then proposed to be issued, under and secured by such Lien; and

                     (C) an Opinion of Counsel (I) if the Benefited Securities then outstanding are to be secured equally and ratably with such Secured Debt, to the effect that all such
                    Benefitted Securities then outstanding are so secured or (II) if Secured Obligations are to be delivered to the Trustee, to the effect that such Secured Obligations have been duly issued under such Lien and constitute valid obligations, entitled to the benefit of such Lien equally and ratably with all other indebtedness then outstanding under such Lien.

                    (iv)          For all purposes of this Section 2.02 except as otherwise expressly provided or unless the context otherwise requires:

                    "Debt", with respect to any person, means (A) indebtedness of such person for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which such person is obligated to repay such borrowed money and (B) any guaranty by such person of any such indebtedness of another person. "Debt" does not include, among other things, (X) indebtedness of such person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services, (Y) obligations of such person under any lease agreement (including any lease intended as security), whether or not such obligations are required to be capitalized on the balance sheet of such person under generally accepted accounting principles, or (Z) liabilities secured by any Lien on any property owned by such person if and to the extent that such person has not assumed or otherwise become liable for the payment thereof.

                    "Lien" means any lien, deed of trust, pledge or security interest.

                    "Secured Debt", with respect to any person, means Debt created, issued, incurred or assumed by such person which is secured by a Lien upon any shares of stock of Delmarva
          Power & Light Company or Atlantic City Electric Company, whether owned at the date of the initial authentication and delivery of the Notes, or thereafter acquired.

                                                                   ARTICLE 3

                                            Global Notes; Transfer and Exchange

          SECTION 3.01.           Form of Notes.

           (a) Global Notes. (i) Subject to subsection (e) of this Section 3.01, the Notes shall initially be issued in global form as global Notes (any such Notes in global form, "Global
Notes") and the depositary for the Global Notes shall initially be The Depository Trust Company
("DTC"); provided that the Company reserves the right to provide for another depositary, registered as a clearing agency under the Exchange Act, to act as Depositary for the Global
Notes (DTC, and any such successor depositary, the "Depositary").

                    (ii)           Each Global Note issued hereunder shall represent such of the outstanding
Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, transfers and redemptions. Any endorsement of a
Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the Holder of such Global Note as required by Section 3.02 hereof. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as provided herein.

                    (iii)          The Company and the Trustee shall be entitled to deal with the Depositary for all purposes of the Indenture (including the payment of principal of and interest on the Global
Notes and receiving approvals, votes or consents) as the sole Holder of the Global Notes and shall have no obligation to the owners of a beneficial interest in such Global Notes.

                    (iv)           The rights of the owners of beneficial interests in Global Notes shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or Participants (as hereinafter defined), and it shall be the responsibility of the Depositary to transmit payments of principal of and interest on the Global Notes to such Participants; provided, however, that solely for the purposes of determining whether the Holders of the requisite amount of Notes have voted on any matter provided for in the Indenture, the Trustee, with respect to the Global Notes, may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustee by the Depositary setting forth the beneficial owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part; and the Depositary will also make book-entry transfers among the Participants in accordance with its Applicable Procedures.

          (b) 144A Global Notes. Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more Global Notes in definitive fully registered form without interest coupons with the Global Note Legend and Private Placement Legend endorsed thereon, each of which shall be registered in the name of the Depositary or a nominee of the
Depositary, duly executed by the Company and authenticated by the Trustee as provided in the
Original Indenture and deposited with the Trustee, as custodian for the Depositary, on behalf of the purchasers of the Notes represented thereby.

          (c) Regulation S Global Notes. (i) Notes offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Notes in definitive fully registered form without interest coupons with the Global Note Legend, the Private Placement Legend and
the Regulation S Global Note Legend endorsed thereon, and the Temporary Regulation S Global
Note shall additionally include the Temporary Regulation S Global Note Legend endorsed thereon, each of which shall be registered in the name of the Depositary or a nominee of the
Depositary, duly executed by the Company and authenticated by the Trustee as provided in the
Original Indenture and deposited with the Trustee, as custodian for the Depositary, on behalf of the purchasers of the Notes represented thereby.

                    (ii)           Notes offered and sold in their initial distribution in reliance on
Regulation S shall be initially issued in the form of one or more temporary Global Notes, in fully registered form without interest coupons, with such applicable legends as are provided in paragraph (i) above. Such temporary Global Notes shall be registered in the name of the
Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture and deposited with the Trustee, as custodian for the
Depositary, for credit to the respective accounts at the Depositary for Euroclear and for
Clearstream, for credit to the respective accounts of owners of beneficial interests in such
Temporary Regulation S Global Notes or to such other accounts as they may direct. Until such time as the Restricted Period (as hereinafter defined) in respect of securities of a series shall have terminated, such temporary Global Notes shall be referred to herein as "Temporary Regulation S
Global Notes". On or after the termination of the Restricted Period, interests in any Temporary
Regulation S Global Note will be exchangeable for corresponding interests in a Regulation S
Global Note in fully registered form without interest coupons, substantially in the form set forth in Exhibit A hereto with such applicable legends as are provided in (i) above and after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification
(an "Owner Securities Certification") substantially in the form of Exhibit E hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "Depositary
Securities Certification") substantially in the form of Exhibit F hereto. Upon receipt of such certifications, the Trustee will effect the exchange of the interests in the Temporary Regulation S
Global Note covered by such certifications for interests in a Regulation S Global Note.

          Upon:

          (A)           the expiration of the Restricted Period,

          (B)           receipt by Euroclear or Clearstream, as the case may be, and the Trustee of the
          Owner Securities Certification described in the preceding paragraph,

          (C)           receipt by the Depositary of (a) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to credit or cause to be credited to a specified Participant's account a beneficial interest in the Regulation S
          Global Note in a principal amount equal to that of the beneficial interest in the Temporary
          Regulation S Global Note for which Owner Securities Certifications have been delivered, and (b) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant, and the Euroclear or Clearstream account for which such Participant's account is held, to be credited with, and the account of the Participant to be debited for, such beneficial interest, and

          (D)           receipt by the Trustee of notification from the Depositary of the transactions described in (C) above,

the Trustee, as Security Registrar, shall direct the Depositary to reduce the principal amount of the Temporary Regulation S Global Note and to increase the principal amount of the Regulation
S Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S
Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in the instructions received by the Depositary referred to in (C) above a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Note was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Note of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

                    (iii)           Until such time as the Restricted Period shall have terminated, investors may hold interests in the Temporary Regulation S Global Note only through Euroclear and
Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a
Restricted Global Note in accordance with the certification requirements discussed below in
Section 3.02(b)(iii). The Company shall deliver to the Trustee an Officer's Certificate specifying the date on which the Restricted Period ends.

          The Company contemplates that beneficial interests in the Regulation S Global Notes shall be credited by the Depositary to or through accounts maintained by designated agents holding on behalf of Euroclear or Clearstream through and including the Restricted Period, unless transferred to a person that takes delivery through a 144A Global Note in accordance with the transfer and certification requirements set forth in Section 3.02(b)(iii) hereof; and the Company and the Trustee agree to use commercially reasonable efforts to cause such interests to be so credited.

          (d) Euroclear and Clearstream Applicable Procedures. The Company contemplates that transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream will be subject to the Applicable Procedures of such organizations, as in effect from time to time.

          (e) IAI Notes. Notes offered and sold to institutions that are "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("Institutional Accredited
Investors") shall be issued only in the form of one or more Definitive Notes (as hereinafter defined) in definitive fully registered form without interest coupons with the Private Placement
Legend and the IAI Legend endorsed thereon, which shall be registered in the name of the purchaser of the Notes represented thereby, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture. Each such purchaser that is an Institutional
Accredited Investor but is not a QIB shall execute and deliver a purchaser's letter, substantially in the form of Exhibit D hereto. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are registered.

          (f) Form of Notes. All Notes, whether global or definitive, shall be substantially in the form set forth in Exhibit A hereto with the appropriate legends endorsed thereon.

          SECTION 3.02.           Transfer and Exchange.

          (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, or a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the
Trustee notice from the Depositary that it is unwilling or unable to continue to act as depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company elects to discontinue use of the system of book-
entry transfers through the Depositary and elects not to appoint a successor Depositary for such
Global Notes. Upon the occurrence of any of the preceding events in (i) or (ii) above, Definitive
Notes shall be issued in such names as the Depositary shall instruct the Trustee, subject to such applicable restrictions on transfer as provided in this Section 3.02. A Global Note may not be exchanged for another Note other than as provided in this Section 3.02(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in subsection (b), (c) or
(f) of this Section 3.02.

          (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The Company and
the Trustee contemplate that, and the Depositary, by its acceptance of a Global Note, shall be deemed to have agreed to use all commercially reasonable efforts to ensure that, and each Person which holds a beneficial interest in a Global Note, by its purchase and acceptance thereof, shall be deemed to have agreed that, the transfer and exchange of beneficial interests in the Global
Notes will be effected through the Depositary, in accordance with the provisions of this
Supplemental Indenture No. 1 and the Applicable Procedures. Beneficial interests in the
Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth in subsections (d) and (e) of this Section 3.02 with respect to the Restricted Definitive Notes to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                    (i)           Transfer of Beneficial Interests in the Same Global Note. Beneficial
interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary
Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a
U.S. Person (other than an initial purchaser of Notes). Beneficial interests in any Unrestricted
Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this subsection (b)(i).

                    (ii)           All Other Transfers and Exchanges of Beneficial Interests in Global Notes.
In connection with all transfers and exchanges of beneficial interests in Global Notes that are not subject to subsection (b)(i) above, the transferor of such a beneficial interest must deliver to the
Security Registrar, through the Depositary, either (A) (1) a written order from a Participant or an
Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
Note in an amount equal to the beneficial interest to be transferred or exchanged and
(2) instructions given to the Depositary in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (B) (1) above. Upon consummation of the Exchange Offer by the Company in accordance with subsection (f) hereof, the requirements of this subsection (b)(ii) shall be deemed to have been satisfied upon receipt by the Security Registrar of the instructions contained in the Letter of
Transmittal delivered by the Holder of the Restricted Global Notes and/or by Participants
holding beneficial interests therein. Upon the delivery to it of the documentation to be received by it hereunder for the transfer or exchange of beneficial interests in Global Notes, the Trustee shall adjust the principal amount of the relevant Global Notes pursuant to subsection (h) hereof.

                    (iii)           Transfer of Beneficial Interests to Another Restricted Global Note. A
beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of subsection (b)(ii) above and the Security Registrar receives the following from or through the Depositary:

                    (A) if the transferee will take delivery in the form of a beneficial interest in the
                    144A Global Note, then the transferor must deliver a certificate in the form of
                    Exhibit B hereto, including the certifications in item (1) thereof; and

                    (B) if the transferee will take delivery in the form of a beneficial interest in the
                    Regulation S Global Note or a Temporary Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                    (iv)           Transfer and Exchange of Beneficial Interests in a Restricted Global Note
for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted
Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted
Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of subsection (b)(ii) above and:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) any Exchange
                    Notes to be received by it will be acquired in the ordinary course of its business,
                    (2) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Notes or Exchange
                    Notes, (3) it is not an "affiliate" of the Company, as defined in Rule 405 of the
                    Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if such holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (5) if such holder is a Broker-
                    Dealer, that it will receive Exchange Notes for its own account in exchange for
                    Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                    (C) the Security Registrar receives the following from or through the Depositary:

                              (1) if the holder of such beneficial interest in a Restricted Global
                    Note proposes to exchange such beneficial interest for a beneficial interest in an
                    Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                              (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                    and, in each such case set forth in this subparagraph (C), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer or exchange is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.03 of the Original Indenture, the Trustee is authorized to and shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to subparagraph (A), (B) or (C) above.

          Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global
Note.

          (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

                    (i)           Beneficial Interests in Restricted Global Notes to Restricted Definitive
Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a
Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Security Registrar of the following documentation from or through the Depositary:

                    (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                    (B) if such beneficial interest is being transferred to a QIB in accordance with Rule
                    144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities
                    Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                    (E) if such beneficial interest is being transferred to the Company or any of its
                    Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                    (F) if such beneficial interest is being transferred to an Institutional Accredited
                    Investor, a certificate in the form of Exhibit D hereto and such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

          the Trustee shall cause the aggregate principal amount of the applicable Restricted Global
          Note to be reduced accordingly pursuant to subsection (h) hereof, and the Company shall execute and the Trustee, upon its receipt thereof, is authorized to and shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this subsection (c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee
          shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted
          Global Note pursuant to this subsection (c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                    (ii)           Beneficial Interests in Restricted Global Notes to Unrestricted Definitive
Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a
Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (2) it has no arrangement or understanding with any person to participate in the distribution
                    (within the meaning of the Securities Act) of the Notes or Exchange Notes, (3) it is
                    not an "affiliate" of the Company, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if such holder is not a
                    Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (5) if such holder is a Broker-Dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                    (C) the Security Registrar receives the following from or through the Depositary:

                              (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of
                    Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                              (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement
                    Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (C), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                    (iii)           Beneficial Interests in Unrestricted Global Notes to Unrestricted
Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon the delivery to it of the documentation to be received by it as set forth in subsection (b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to subsection (h) hereof, and the Company shall execute and the Trustee, upon its receipt thereof, is authorized to and shall authenticate and deliver to the Person designated in such documentation a Definitive Note in the principal amount specified therein.
Any Definitive Note issued in exchange for a beneficial interest pursuant to this subsection (c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the
Security Registrar through instructions from the Depositary and the Participant or Indirect
Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such
Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this subsection (c)(iii) shall not bear the Private Placement Legend.

          (d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                    (i)           Restricted Definitive Notes to Beneficial Interests in Restricted Global
Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Note to a
Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

                    (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                    (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in
                    Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the
                    Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                    (E) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof;

          the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of, in each such case, the appropriate Restricted
          Global Note.

                    (ii)           Restricted Definitive Notes to Beneficial Interests in Unrestricted Global
Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (2) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities
                    Act) of the Notes or Exchange Notes, (3) it is not an "affiliate" of the Company, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if such Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and
                    (5) if such Holder is a Broker-Dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                    (C) the Security Registrar receives the following:

                                         (1) if the Holder of such Definitive Notes proposes to exchange such
                                 Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                         (2) if the Holder of such Definitive Notes proposes to transfer such
                              Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                    and, in each such case set forth in this subparagraph (C), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                    Upon the delivery to it of the documentation to be received by it under this subsection (d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                    (iii)           Unrestricted Definitive Notes to Beneficial Interests in Unrestricted
Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

          If any such exchange or transfer from a Definitive Note to a beneficial interest in an
Unrestricted Global Note is effected pursuant to subparagraphs (d)(ii) or (d)(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue, and upon receipt of a Company Order in accordance with Section 2.03 of the Original Indenture, the
Trustee shall authenticate, one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

          (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a
Holder of Definitive Notes and such Holder's furnishing to the Security Registrar of the documentation to be provided to the Security Registrar under this subsection (e), the Security
Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Security Registrar duly executed by such Holders or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this subsection (e).

                     (i)           Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted
Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

                    (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                     (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                     (C) if the transferee is an Institutional Accredited Investor, such Institutional
                    Accredited Investor shall be required, prior to such transfer, to furnish to the
                    Company, an appropriately completed certificate in the form of Exhibit D hereto and such other certifications, legal opinions or other information as the Security
                    Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; or

                     (D) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                     (ii)           Restricted Definitive Notes to Unrestricted Definitive Notes. Any
Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted
Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an
Unrestricted Definitive Note if:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (2) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities
                    Act) of the Notes or Exchange Notes, (3) it is not an "affiliate" of the Company, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (4) if such Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and
                    (5) if such Holder is a Broker-Dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes;

                    (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                    (C) the Security Registrar receives the following:

                                         (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                            (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of
                                  Exhibit B hereto, including the certifications in item (4) thereof;

                     and, in each such case set forth in this subparagraph (C), if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement
                    Legend are no longer required in order to maintain compliance with the Securities
                    Act.

                    (iii)           Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder
of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof, all as provided in the Original Indenture.

          (f)           Exchange Offer. Upon the consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and the Trustee shall authenticate (i) one or more Unrestricted Global Notes representing Exchange Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the
Restricted Global Notes tendered and accepted for exchange in the Exchange Offer and
(ii) Unrestricted Definitive Notes representing Exchange Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes tendered and accepted for exchange in the Exchange Offer; provided that each Person tendering beneficial interests or
Restricted Definitive Notes shall certify in the applicable Letters of Transmittal that (1) any
Exchange Notes to be received by such Person will be acquired in the ordinary course of such
Person's business, (2) such Person has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Notes or
Exchange Notes, (3) such Person is not an "affiliate" of the Company, as defined in Rule 405 of the Securities Act, or if such Person is an affiliate, that such Person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,
(4) if such Person is not a Broker-Dealer, that such Person is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, (5) if such Person is a Broker-Dealer, that such Person will receive Exchange Notes for such Person's own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that such
Person will be required to acknowledge that such Person will deliver a prospectus in connection with any resale of such Exchange Notes, and (6) if such Person is a Broker-Dealer, that such
Person did not purchase the Notes being tendered in the Exchange Offer directly from the initial purchasers of the Notes for resale pursuant to Rule 144A or any other available exemption from registration under the Securities Act. Concurrently with the issuance of such Exchange Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee, upon its receipt thereof, is authorized to and shall authenticate and deliver to the Persons designated by the
Holders of Definitive Notes so accepted Definitive Notes representing Exchange Notes in the appropriate principal amount.

          (g) Legends. The following legends shall appear on the face of all Global Notes and
Definitive Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

                    (i)           Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                    "This global note is held by the depositary (as defined in the indenture governing this note) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) the trustee may make such notations hereon as may be required pursuant to the indenture, (ii) this global note may be exchanged in whole but not in part pursuant to the terms of the indenture, (iii) this global note may be delivered to the trustee for cancellation pursuant to the terms of the indenture and (iv) this global note may be transferred to a successor depositary with the prior written consent of the company."; and

                    (ii)           DTC Global Note Legend. Each Global Note to be held by DTC shall also bear the following legend:

                    "Unless this certificate is presented by an authorized representative of The
                    Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein."; and

                    (iii)           Private Placement Legend.

                    (A) Except as permitted by subparagraph (B) below, each Global Note and each
                    Definitive Note (and all Notes issued in exchange therefor or substitution thereof)
                    shall bear the legend in substantially the following form:

                    "This Security (or its predecessor) was originally issued in a transaction exempt from registration under the United States Securities Act of 1933, as amended (the
                    "Securities Act"), and may not be offered, sold, pledged or otherwise transferred in the absence of such registration or an applicable exemption therefrom and in any event may be sold or otherwise transferred only in accordance with the indenture, copies of which are available for inspection at the corporate trust office of the trustee. Each purchaser of this security is hereby notified that the seller may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A thereunder.

                    Each holder of this security represents to Conectiv that (a) such holder will not sell, pledge or otherwise transfer this security (without the consent of Conectiv) other than (i) to Conectiv or any of its subsidiaries, (ii) in the United States to a "qualified institutional buyer" in a transaction complying with Rule 144A under the Securities
                    Act, purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (iii) to an institutional "accredited investor" (within the meaning of Rule 501 under the Securities Act) that is acquiring this note for investment purposes and not for distribution, and that, prior to such transfer, delivers to Conectiv and the trustee a signed letter containing certain representatives and warranties relating to the restrictions on transfer of the security evidenced hereby
                     (the form of which letter may be obtained from the trustee), (iv) in accordance with
                    Rule 144 under the Securities Act, (v) outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act or
                     (vi) pursuant to an effective registration statement, and, in each of cases (i)-(vi), in accordance with any applicable securities laws of any state of the United States and that (b) the holder will, and each subsequent holder is required to, notify any purchaser of this note of the resale restrictions referred to herein."

                    (B) Notwithstanding the foregoing, any Unrestricted Global Notes, Unrestricted
                    Definitive Notes and Exchange Notes issued pursuant to subparagraphs (b)(iv),
                    (c)(ii), (c)(iii), d(ii), d(iii), e(ii), e(iii) or (f) to this Section 3.02 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private
                    Placement Legend.

                    (iv)           Temporary Regulation S Global Note Legend. The Temporary
Regulation S Global Note shall bear a legend in substantially the following form:

                    "This security is a "temporary Regulation S global security" within the meaning of the indenture referred to hereinafter. Except in the circumstances described in the indenture, no transfer or exchange of an interest in this temporary global security may be made for an interest in the restricted global security. No exchange of an interest in this temporary global security may be made for an interest in the
                    Regulation S global security except on or after the termination of the restricted period and upon delivery of the owner securities certification and the Depositary securities certification relating to such interest in accordance with the terms of the indenture."

                    (v)           Regulation S Global Note Legend. The Regulation S Global Note shall bear a legend in substantially the following form:

                    "This security has not been registered under the United States Securities Act of
                    1933, as amended (the "Securities Act"), and may not be offered, sold or delivered in the United States or to, or for the account or benefit of, any U.S. person, unless this security is registered under the Securities Act or an exemption from the registration requirements thereof is available."; and

                    (vi)           IAI Legend. The IAI Notes shall bear a legend substantially in the following form:

                    "In connection with any transfer, the holder will deliver to the trustee such certificates and other information, including a legal opinion, as the trustee may reasonably require to confirm that the transfer complies with the foregoing restrictions."; and

                    (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular
Global Note has been redeemed, repurchased or canceled in whole and not in part, each such
Global Note shall be returned to or retained and canceled by the Trustee in accordance with
Section 2.11 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee (at the direction of the Security Registrar, if the
Trustee is not then acting as Security Registrar) or by the Depositary (at the direction of the
Security Registrar) to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee (at the direction of the Security Registrar) or by the Depositary (at the direction of the Security Registrar, if the Trustee is not then acting as
Security Registrar) to reflect such increase.

                    SECTION 3.03.           Definitions. For the purposes of this Article 3, except as otherwise expressly provided or unless the context otherwise requires:

                    "144A Global Note" means a Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule
144A.

                    "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and
Clearstream that apply to such transfer or exchange.

                    "Broker-Dealer" means a Participating Broker-Dealer (as defined in the Registration
Rights Agreement).

                    "Clearstream" means Clearstream Banking, société anonyme.

                    "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with the terms hereof, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the
"Schedule of Exchanges of Interests in the Global Note" attached thereto.

                    "Euroclear" means Euroclear Bank S.A., N.V., as operator of the Euroclear system.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    "Exchange Notes" means the Notes registered under the Exchange Offer
Registration Statement.

                    "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

                    "Exchange Offer Registration Statement" has the meaning set forth in the
Registration Rights Agreement.

                    "Global Notes" means, individually and collectively, each of the Restricted Global
Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A hereto issued in accordance with the terms hereof.

                    "Global Note Legend" means the legend set forth in Section 3.02(g)(i), which is required to be placed on all Global Notes issued under the Indenture.

                    "IAI Legend" means the legend set forth in Section 3.02(g)(vi) to be placed on all
IAI Notes issued under the Indenture except where otherwise permitted by the provisions of the
Indenture.

                    "IAI Note" means one or more Definitive Notes bearing the Private Placement
Legend and the IAI legend, registered in the name of the purchasers of the Notes represented thereby and issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited Investors.

                    "Indirect Participant" means a Person who holds a beneficial interest in a Global
Note through a Participant.

                    "Institutional Accredited Investor" means an "accredited investor" as defined in Rule
501(a)(1), (2), (3) or (7) under the Securities Act.

                    "Letter of Transmittal" means the letter of transmittal to be prepared by the
Company and sent to all Holders of the Notes for use by such Holders in connection with the
Exchange Offer.

                    "Non-U.S. Person" means a Person who is not a U.S. Person.

                    "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a
Person who has an account with the Depositary, Euroclear or Clearstream, as the case may be
(and, with respect to DTC, shall include Euroclear and Clearstream).

                    "Private Placement Legend" means the legend set forth in Section 3.02(g)(iii) to be placed on all Notes issued under the Indenture except where otherwise permitted by the provisions of the Indenture.

                    "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                    "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 4, 2002, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

                    "Regulation S" means Regulation S promulgated under the Securities Act.

                    "Regulation S Global Note" means a permanent Global Note in the form of
Exhibit A hereto bearing the Global Note Legend, the Private Placement Legend and the
Regulation S Global Note Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Regulation S.

                    "Regulation S Global Note Legend" means the legend set forth in Section 3.02(g)(v)
to be placed on all Global Notes issued under the Indenture and sold or transferred in reliance on
Regulation S except as otherwise permitted by the provisions of the Indenture.

                    "Restricted Definitive Note" means a Definitive Note bearing the Private Placement
Legend.

                    "Restricted Global Note" means a Global Note bearing the Private Placement
Legend.

                    "Restricted Period" means the applicable 40-day distribution compliance period referred to in Rule 903(b)(3) of Regulation S.

                    "Rule 144" means Rule 144 promulgated under the Securities Act.

                    "Rule 144A" means Rule 144A promulgated under the Securities Act.

                    "Rule 903" means Rule 903 promulgated under the Securities Act.

                    "Rule 904" means Rule 904 promulgated under the Securities Act.

                    "Securities Act" means the Securities Act of 1933, as amended.

                    "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

                    "Temporary Regulation S Global Note" means a temporary Global Note in the form of Exhibit A hereto bearing the Global Note Legend, the Private Placement Legend, the
Regulation S Global Note Legend and the Temporary Regulation S Global Note Legend and
deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Regulation S.

                    "Temporary Regulation S Global Note Legend" means the legend set forth in
Section 3.02(g)(iv) to be placed on all Global Notes issued under the Indenture and sold or transferred in reliance on Regulation S except as otherwise permitted by Section 3.01(c).

                    "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                    "Unrestricted Global Note" means a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary or its nominee, representing Notes that do not bear the Private Placement Legend.

                    "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities
Act.

                    Other terms used without definition in this Supplemental Indenture No. 1 which are defined in the Original Indenture are used herein with the same meaning.

                                                                 ARTICLE 4

                                                      Miscellaneous Provisions

          This Supplemental Indenture No. 1 is a supplement to the Original Indenture. As supplemented by this Supplemental Indenture No. 1, the Original Indenture is in all respects satisfied, approved and confirmed, and the Original Indenture and this Supplemental Indenture
No. 1 shall, together, constitute one and the same instrument.

                                                            ___________________

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

CONECTIV By: /s/ P.S. Reese Name: P.S. Reese Title: Vice President and Treasurer
Attest: /s/ Nina J. Clements By Nina J. Clements Title Assistant Secretary
WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE By: /s/ Anita Roselli Name: Anita Roselli Title: Trust Officer
Attest: /s/ Amy L. Martin By Amy L. Martin Title Assistant Vice President

STATE OF DELAWARE           )
                                                     ) ss:
COUNTY OF NEW CASTLE    )

On this 4th day of June, 2002, before me personally came Philip S. Reese, to me known, who, being by me duly sworn, did depose and say that he/she resides at 800 King Street, Wilm. DE
19899; that he/she is a Vice President & Treasurer of CONECTIV, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

/s/ Nina J. Clements Notary Public

STATE OF DELAWARE              )
                                                        ) ss:
COUNTY OF NEW CASTLE       )

On the 4th day of June, 2002, before me personally came Anita Roselli, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________; and that he/she is a Trust Officer of Wachovia Trust Company, National Association, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument bearing the corporate name of said corporation is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

/s/ Sheri M. Robinson Notary Public